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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR

      We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-40348, 333-40350, and 333-54498) of our report dated February 2, 2001, with respect to the consolidated financial statements of WorldQuest Networks, Inc. as of and for the year ended December 31, 2000 included in this Annual Report (Form 10-KSB) for the year ended December 31, 2001.


                                                           /s/ Ernst & Young LLP

March 12, 2002